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                                                                  Exhibit 10(ii)

                            AMENDMENT NUMBER ONE TO
            RESTATED SUPPLEMENTAL PENSION PLAN FOR EMPLOYEES OF THE
                            NORTHERN TRUST COMPANY

     WHEREAS, The Northern Trust Company (the "Company") maintains the Restated Supplemental Pension Plan for Employees of The Northern Trust Company, effective as of May 1, 1996 (the "Plan"); and

     WHEREAS, by virtue and in exercise of the amending power reserved to the Company under Section 6.1 of the Plan, the Board of Directors authorized amendments to the Plan by resolution dated February 17, 1998;

     NOW THEREFORE, pursuant to the authority delegated by the Board of Directors to the undersigned officer by such resolution, the Plan is hereby amended in the following particulars, effective May 1, 1998:

1. New sections 1.7 and 1.8 are added to read as follows, and the current sections 1.7 through 1.17 are renumbered accordingly:

     "1.7 `Modified Pension Benefit' means the Qualified Plan Pension Benefit, with the following modifications:

     (a) Code Section 401(a)(17) and Section 415 restrictions shall be disregarded;

     (b) Any amounts of performance-based incentive compensation under the Northern Trust Corporation Annual Performance Plan and the Northern Trust Corporation Management Performance Plan, the receipt of which is deferred under the Northern Trust Corporation Deferred Compensation Plan, will be taken into account as Compensation as if such amounts were not so deferred; and

     (c) Any amounts of base salary and bonus, the receipt of which is deferred because of Internal Code Section 162(m) limitations under the Northern Trust Corporation Annual Performance Plan, shall be included as Compensation as if such amounts were not so deferred.

     1.8 `Modified Survivor Benefit' means the Qualified Plan Survivor Benefit, with the following modifications:

     (a) Code Section 401(a)(17) and Section 415 restrictions shall be disregarded;

     (b) Any amounts of performance-based incentive compensation under the Northern Trust Corporation Annual Performance Plan and the Northern
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     Trust Corporation Management Performance Plan, the receipt of which is deferred under the Northern Trust Corporation Deferred Compensation Plan, will be taken into account as Compensation as if such amounts were not so deferred; and

     (c) Any amounts of base salary and bonus, the receipt of which is deferred because of Internal Code Section 162(m) limitations under the Northern Trust Corporation Annual Performance Plan, shall be included as Compensation as if such amounts were not so deferred."

2. The current sections 1.12 and 1.13 (which have been renumbered as 1.14 and 1.15) are amended to read as follows:

     "1.14 `Qualified Plan Pension Benefit' means the aggregate pension benefit payable to a Participant pursuant to the Qualified Plan by reason of his termination of employment with the Company and all affiliates.

     1.15 `Qualified Plan Survivor Benefit' means the aggregate survivor benefit payable to a Beneficiary of a Participant pursuant to Section 6.1 of the Qualified Plan in the event of death of the Participant at any time prior to the Participant's Payment Entitlement Date under the Qualified Plan."

3.   Section 3.1 is amended in its entirety to read as follows:

     "3.1 Amount. The Supplemental Pension Benefit payable to an eligible Participant shall be calculated as follows:

     (a) In the event the Participant elects an immediate lump sum distribution under the Qualified Plan, such amount shall be the difference between (a) the lump sum value of the Participant's Modified Pension Benefit and (b) the lump sum value of the Participant's Qualified Plan Pension Benefit.

     (b) In the event the Participant elects an immediate annuity under the Qualified Plan, such amount shall be the lump sum value of the difference between (i) the monthly amount of the Participant's Modified Pension Benefit and (ii) the monthly amount of the Participant's Qualified Pension Benefit."

4.   Section 3.5 is amended by deleting the second paragraph thereof.

5.  Section 4.1 is amended in its entirety to read as follows:

     "4.1 Amount. If a Participant dies prior to termination of employment under circumstances in which a Qualified Plan Survivor Benefit is payable to his Beneficiary, then a Supplemental Survivor Benefit is payable to his Beneficiary as
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     hereinafter provided. The amount of the Supplemental Survivor Benefit payable to a Participant's Beneficiary shall be the lump sum value of the difference between (i) the monthly amount of the Beneficiary's Modified Survivor Benefit and (ii) the monthly amount of the Beneficiary's Qualified Plan Survivor Benefit."

6.  A new section 4.3 is added to read as follows:

     "4.3 Grandfather Provision. Notwithstanding anything to the contrary contained herein, any Beneficiary who commenced receiving payment of a Supplemental Survivor Benefit hereunder in the form of an annuity prior to January 1, 1995, pursuant to the terms of the Plan on the date payment of such Benefit commenced, shall continue to receive such payments from and after January l, l995 in the form of such annuity."



IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 30th day of October, 1998.


_____________________________
Martin J. Joyce, Jr.
Senior Vice President